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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Hvide Marine Incorporated on Form S-1 of our report dated January 26, 1996 (relating to the financial statements of the OMI Chemical Carrier Group presented separately herein) appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading 'Experts' in such Prospectus.

DELOITTE & TOUCHE LLP

New York, New York
December 18, 1996